Supplement Dated June 29, 2018

To the Prospectus and Statement of Additional Information, each dated April 30, 2010

Voya Select Opportunities

Issued by Voya Retirement Insurance and Annuity Company

Through its Variable Annuity Account B

This supplement updates the Prospectus and Statement of Additional Information (“SAI”) for your variable annuity contract and any subsequent supplements thereto. Please read it carefully and keep it with your copy of the Prospectus and SAI for future reference. If you have any questions, please call Customer Service at 1-800-366-0066.

Effective June 1, 2018, Voya Retirement Insurance and Annuity Company’s subsidiary, Voya Financial Partners, LLC, became the principal underwriter (distributor) for the Contract.  Voya Financial Partners, LLC was organized under the laws of the State of Delaware on November 28, 2000, and is registered as a broker/dealer with the Securities and Exchange Commission.  Voya Financial Partners, LLC is a member of the Financial Industry Regulatory Authority and the Securities Investor Protection Corporation. Voya Financial Partners, LLC’s principal office is located at One Orange Way, Windsor, Connecticut 06095-4774.

X.SEOP-18A	June 2018